UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 4, 2026

374WATER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27866	88-0271109
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Southcenter Court, Suite 200

Morrisville, NC 27560

(Address of Principal Executive

Offices)(Zip Code)

(440) 601-9677

 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SCWO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On February 7, 2026, 374Water Inc. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Letter Agreement dated December 14, 2025 (the “Original Agreement” and, as amended by Amendment No. 1, the “Agreement”) with Mr. Yaacov (Kobe) Nagar.

Pursuant to the Original Agreement, the Company agreed, among other things, to identify three candidates (the “Candidates”) to be appointed to the Board of Directors of the Company (the “Board”), each of whom shall be mutually acceptable to the Company and Mr. Nagar, among other qualifications. Pursuant to Amendment No. 1, on the one-year anniversary of appointment to the Board of the third Candidate (the “Third Candidate”), the Company and Mr. Nagar have mutually agreed to identify another candidate to be appointed to the Board to replace the Third Candidate (the “Replacement Candidate”).

The Agreement will remain effective until the appointment of the Replacement Candidate.

A copy of Amendment No. 1 is filed with this Current Report on Form 8-K as Exhibit 10.1 attached hereto and incorporated herein by reference. A copy of the full text of the Original Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 15, 2025.  The foregoing description of Amendment No.1 and the Agreement are qualified in their entirety by reference to the full text of Amendment No.1 and the Agreement.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 4, 2026, Mr. James Vanderhider, a member of the Board, notified the Board of his decision to resign from the Board effective immediately.  Mr. Vanderhider’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Following Mr. Vanderhider’s departure, a vacancy was created on the Audit Committee of the Board (the “Audit Committee”), resulting in there being two members of the Audit Committee (the “Vacancy”). Nasdaq Listing Rule  5605(c)(2)(A) requires that the Company have an Audit Committee composed of three members that satisfy certain criteria for service on the committee. On February 9, 2026, the Company notified Nasdaq of its non-compliance with Nasdaq Rule 5605(c)(2)(A) as a result of the Vacancy and its intent to rely on the cure period provided to the Company by Nasdaq Rule 5605(c)(4)(B). The Company intends to appoint to the Audit Committee a third director who satisfies the criteria for service on the Audit Committee by the earliest of (i) Company’s next annual meeting of stockholders and (ii) 180 days after the effectiveness of Mr. Vanderhider’s resignation.

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

The disclosure included in Item 3.01 above is incorporated by reference into this Item 5.02.

(d) Appointment of Director

On February 8, 2026, the Company appointed Stephen McKnight to the Board, effective February 9, 2026, to fill the vacancy created by Mr. Vanderhider’s resignation.

Mr. McKnight, age 73, serves as principal of Pitt Southwest Investors, a private real estate and development company, which he co-founded in 1989. Mr. McKnight holds a Master of Business Administration from the University of Pittsburgh and a Bachelor of Arts in Economics from the University of Pennsylvania.

As of the date of this filing, the Board had not yet made a determination regarding Board committee assignments for Mr. McKnight. When available, such committee assignments will be reported by an amendment to this Current Report on Form 8-K.

As a non-employee director, Mr. McKnight will receive compensation for his Board service consistent with the Company’s standard compensation arrangements for non-employee directors. In accordance with the Company’s customary practice, the Company expects to enter into an indemnification agreement with Mr. McKnight in substantially the same form provided to other similarly situated officers and directors of the Company.

Prior to his appointment to the Board, Mr. McKnight had been coordinating with management on potential financing opportunities for the Company. Following his appointment, Mr. McKnight plans to continue with these efforts in his capacity as a director of the Board. Mr. McKnight himself may participate as an investor in one or more potential financing opportunities. There can be no guarantee that any such financing opportunities will be successfully negotiated or consummated by the Company, but the aggregate financing amount of any successful financing transaction, to the extent there are any, is expected to exceed $120,000.

Other than the Agreement and potential financing opportunities described above, there are no other arrangements or understandings between Mr. McKnight and any other persons pursuant to which he was appointed as a director and there have been no transactions, nor are there any other currently proposed transactions, in which the Company was or is to be a participant and in which Mr. McKnight, or any member of his immediate family, had, or will have, a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Vanderhider’s resignation and Mr. McKnight’s appointment were made in accordance with the Agreement. Consistent with the Agreement, Mr. McKnight’s appointment to the Board occurred following confirmation that Mr. McKnight was a mutually acceptable candidate to both the Company and Mr. Nagar, among other qualifications.

A copy of the press release announcing the appointment of Mr. McKnight is filed with this Current Report on Form 8-K as Exhibit 99.1 attached hereto and incorporated herein by reference.

Cautionary Language on Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “potential,” or other comparable terminology are intended to identify forward-looking statements. These statements include those related to potential financing opportunities and involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or the Company’s achievements or those of its industry to be materially different from those expressed or implied by any forward-looking statements. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These forward-looking statements are subject to risks and uncertainties, including those discussed under “Risk Factors” in the Company’s Form 10-Q for the quarter ended September 30, 2025, and in the Company’s subsequent filings and reports with the SEC. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Letter Agreement, dated February 7, 2026, by and between 374Water Inc. and Yaacov (Kobe) Nagar.

99.1	Press Release of 374Water Inc. dated February 9, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2026	374WATER INC.

	By:	/s/ Stephen J. Jones
	Name:	Stephen J. Jones
	Title:	Interim President and Chief Executive Officer

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